SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2004

FAMOUS DAVE’S OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-21625 (Commission File Number)	41-1782300 (IRS Employer Identification No.)

	8091 Wallace Road, Eden Prairie, MN (Address of principal executive offices)	55344 (Zip Code)

(952) 294-1300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURE
Press Release

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Famous Dave’s of America, Inc. Press Release dated July 28, 2004.

Item 12.     Results of Operations and Financial Condition.

     The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission (the “Commission”) solely under Item 12 of Form 8-K, “Results of Operations and Financial Condition.”

     On July 28, 2004, we issued a press release reporting the financial results for our second quarter and six-month period ended June 27, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. In addition to reporting a measure of our fiscal 2004 second quarter revenue that is in accordance with generally accepted accounting principles, this release also included a non-GAAP financial measure of our fiscal 2004 second quarter and six-month system-wide sales, which is a measure that includes sales from all restaurants, company-owned and franchise-operated, operating under the Famous Dave’s brand name. We believe that the measure of system-wide sales information provides a useful indication of overall growth in the business and the penetration of Famous Dave’s brand.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMOUS DAVE’S OF AMERICA, INC.
Date: July 30, 2004	By:	/s/ Diana G. Purcel
		Name:	Diana G. Purcel
		Title:	Vice President and Chief Financial Officer